Exhibit 99.2

Erie Indemnity Company
Consolidated Statements of Operations (Unaudited)
(dollars in millions, except per share data)

	Three months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Revenues
Premiums earned	$1,241	$1,137	$3,631	$3,333
Net investment income	109	105	316	326
Net realized investment gains	191	169	501	358
Net impairment losses recognized in earnings	(9)	0	(10)	0
Equity in earnings of limited partnerships	37	41	112	99
Other income	8	8	24	24
Total revenues	1,577	1,460	4,574	4,140
Benefits and expenses
Insurance losses and loss expenses	868	912	2,571	2,571
Policy acquisition and underwriting expenses	311	278	906	835
Total benefits and expenses	1,179	1,190	3,477	3,406
Income from operations before income taxes and noncontrolling interest	398	270	1,097	734
Provision for income taxes	131	86	363	234
Net income	$267	$184	$734	$500

Less: Net income attributable to noncontrolling interest in consolidated entity – Exchange	221	133	607	370
Net income attributable to Indemnity	$46	$51	$127	$130

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$0.98	$1.08	$2.71	$2.73
Class A common stock – diluted	$0.87	$0.96	$2.41	$2.43
Class B common stock – basic and diluted	$147	$162	$406	$411

Weighted average shares outstanding attributable to Indemnity – Basic
Class A common stock	46,656,911	47,188,741	46,707,971	47,476,693
Class B common stock	2,542	2,544	2,542	2,544

Weighted average shares outstanding attributable to Indemnity – Diluted
Class A common stock	52,851,250	53,374,846	52,902,310	53,662,798
Class B common stock	2,542	2,544	2,542	2,544

Dividends declared per share
Class A common stock	$0.5925	$0.5525	$1.7775	$1.6575
Class B common stock	$88.8750	$82.8750	$266.6250	$248.6250

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Three months ended September 30,		Three months ended September 30,		Three months ended September 30,		Three months ended September 30,
	2013	2012	2013	2012	2013	2012	2013	2012
Management operations:
Management fee revenue, net	$333	$305	$—	$—	$(333)	$(305)	$—	$—
Service agreement revenue	8	8	—	—	—	—	8	8
Total revenue from management operations	341	313	—	—	(333)	(305)	8	8
Cost of management operations	281	247	—	—	(281)	(247)	—	—
Income from management operations before taxes	60	66	—	—	(52)	(58)	8	8
Property and casualty insurance operations:
Net premiums earned	—	—	1,221	1,118	—	—	1,221	1,118
Losses and loss expenses	—	—	841	890	(1)	(2)	840	888
Policy acquisition and underwriting expenses	—	—	356	329	(54)	(59)	302	270
Income (loss) from property and casualty insurance operations before taxes	—	—	24	(101)	55	61	79	(40)
Life insurance operations: (1)
Total revenue	—	—	47	44	(1)	0	46	44
Total benefits and expenses	—	—	37	32	0	0	37	32
Income from life insurance operations before taxes	—	—	10	12	(1)	0	9	12
Investment operations:
Net investment income	4	4	83	81	(2)	(3)	85	82
Net realized gains on investments	1	2	188	165	—	—	189	167
Net impairment losses recognized in earnings	0	0	(9)	0	—	—	(9)	0
Equity in earnings of limited partnerships	5	6	32	35	—	—	37	41
Income from investment operations before taxes	10	12	294	281	(2)	(3)	302	290
Income from operations before income taxes and noncontrolling interest	70	78	328	192	—	—	398	270
Provision for income taxes	24	27	107	59	—	—	131	86
Net income	$46	$51	$221	$133	$—	$—	$267	$184

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Results of the Erie Insurance Group's Operations by Interest (Unaudited)
(in millions)

	Indemnity shareholder interest		Noncontrolling interest (Exchange)		Eliminations of related party transactions		Erie Insurance Group
	Nine months ended September 30,		Nine months ended September 30,		Nine months ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012	2013	2012	2013	2012
Management operations:
Management fee revenue, net	$965	$882	$—	$—	$(965)	$(882)	$—	$—
Service agreement revenue	23	23	—	—	—	—	23	23
Total revenue from management operations	988	905	—	—	(965)	(882)	23	23
Cost of management operations	820	734	—	—	(820)	(734)	—	—
Income from management operations before taxes	168	171	—	—	(145)	(148)	23	23
Property and casualty insurance operations:
Net premiums earned	—	—	3,573	3,279	—	—	3,573	3,279
Losses and loss expenses	—	—	2,495	2,501	(4)	(4)	2,491	2,497
Policy acquisition and underwriting expenses	—	—	1,032	963	(151)	(153)	881	810
Income (loss) from property and casualty insurance operations before taxes	—	—	46	(185)	155	157	201	(28)
Life insurance operations: (1)
Total revenue	—	—	139	133	(2)	(1)	137	132
Total benefits and expenses	—	—	105	99	0	0	105	99
Income from life insurance operations before taxes	—	—	34	34	(2)	(1)	32	33
Investment operations:
Net investment income	11	12	243	251	(8)	(8)	246	255
Net realized gains on investments	1	4	492	348	—	—	493	352
Net impairment losses recognized in earnings	0	0	(9)	0	—	—	(9)	0
Equity in earnings of limited partnerships	13	10	98	89	—	—	111	99
Income from investment operations before taxes	25	26	824	688	(8)	(8)	841	706
Income from operations before income taxes and noncontrolling interest	193	197	904	537	—	—	1,097	734
Provision for income taxes	66	67	297	167	—	—	363	234
Net income	$127	$130	$607	$370	$—	$—	$734	$500

(1)    Earnings on life insurance related invested assets are integral to the evaluation of the life insurance operations because of the long duration of life products. On that basis, for presentation purposes, the life insurance operations in the table above include life insurance related investment results.

Erie Indemnity Company
Reconciliation of Operating Income to Net Income (Unaudited)

Reconciliation of operating income to net income

We disclose operating income, a non-GAAP financial measure, to enhance our investors’ understanding of our performance related to the Indemnity shareholder interest.  Our method of calculating this measure may differ from those used by other companies, and therefore comparability may be limited.

Indemnity defines operating income as net income excluding realized capital gains and losses, impairment losses and related federal income taxes.

Indemnity uses operating income to evaluate the results of its operations.  It reveals trends that may be obscured by the net effects of realized capital gains and losses including impairment losses.  Realized capital gains and losses, including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions which are not related to our ongoing operations.  We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and does not reflect Indemnity’s overall profitability.

The following table reconciles operating income and net income for the Indemnity shareholder interest:

	Indemnity Shareholder Interest
	Three months ended September 30,		Nine months ended September 30,
(in millions, except per share data)	2013	2012	2013	2012
	(Unaudited)		(Unaudited)
Operating income attributable to Indemnity	$45	$50	$126	$128
Net realized gains and impairments on investments	1	2	1	4
Income tax expense	0	(1)	0	(2)
Realized gains and impairments, net of income taxes	1	1	1	2
Net income attributable to Indemnity	$46	$51	$127	$130

Per Indemnity Class A common share-diluted:
Operating income attributable to Indemnity	$0.86	$0.93	$2.40	$2.38
Net realized gains and impairments on investments	0.01	0.05	0.01	0.08
Income tax expense	0.00	(0.02)	0.00	(0.03)
Realized gains and impairments, net of income taxes	0.01	0.03	0.01	0.05
Net income attributable to Indemnity	$0.87	$0.96	$2.41	$2.43

Erie Indemnity Company
Consolidated Statements of Financial Position
(in millions)

	September 30, 2013	December 31, 2012
	(Unaudited)
Assets
Investments – Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$499	$452
Equity securities	48	55
Limited partnerships	158	180
Other invested assets	1	1
Investments – Exchange
Available-for-sale securities, at fair value:
Fixed maturities	7,921	7,707
Equity securities	849	945
Trading securities, at fair value	2,945	2,417
Limited partnerships	979	1,037
Other invested assets	20	20
Total investments	13,420	12,814

Cash and cash equivalents (Exchange portion of $502 and $388, respectively)	535	400
Premiums receivable from policyholders – Exchange	1,203	1,062
Reinsurance recoverable – Exchange	174	168
Deferred income taxes – Indemnity	42	37
Deferred acquisition costs – Exchange	574	504
Other assets (Exchange portion of $329 and $339, respectively)	436	456
Total assets	$16,384	$15,441

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Other liabilities	$574	$515
Exchange liabilities
Losses and loss expense reserves	3,712	3,598
Life policy and deposit contract reserves	1,754	1,708
Unearned premiums	2,654	2,365
Deferred income taxes	368	365
Other liabilities	123	99
Total liabilities	9,185	8,650

Indemnity's shareholders’ equity	657	642

Noncontrolling interest in consolidated entity – Exchange	6,542	6,149
Total equity	7,199	6,791
Total liabilities, shareholders’ equity and noncontrolling interest	$16,384	$15,441